SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

____________________

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  January 26, 2010

Ivany Nguyen, Inc.
(Exact name of registrant as specified in its charter)

Delaware	000-27645	88-0258277
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

8720 Dufrost, St Leonard, Quebec, Canada	H1P 2Z5
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:  514-325-4567

Ivany Mining, Inc. (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]       Written communications pursuant to Rule 425 under the Securities Act (17CFR 230.425)

[ ]       Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]       Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]       Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 5 – Corporate Governance and Management

Item 5.03     Amendments to Articles of Incorporation or Bylaws

Effective January 26, 2010, the company’s board of directors approved a merger with the company’s wholly-owned subsidiary, Ivany Acquisition Corp., pursuant to DGCL §253(a).  As part of the merger with the company’s wholly owned subsidiary, the board authorized a change in the name of the company to “Ivany Nguyen, Inc.”  A copy of the Certificate of Ownership and Merger describing the subsidiary merger and name change filed with the State of Delaware is attached hereto as Exhibit 3.1.

In connection with the name change, the company anticipates that its CUSIP number and trading symbol will be changed.  Upon issuance of its new CUSIP number and trading symbol, the company will file an additional Current Report on Form 8-K.

Item 9.01     Financial Statements and Exhibits

The exhibits listed in the following Exhibit Index are filed as part of this Current Report on Form 8-K.

SECTION 9 – FINANCIAL STATEMENTS AND EXHIBITS

Exhibit No.	Description
3.1	Certificate of Ownership and Merger

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Ivany Nguyen, Inc.

/s/ Derek Ivany
Derek Ivany
Chief Executive Officer

Date:         January 29, 2010